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                                                                   Exhibit 10.12


                          MARKETING ALLIANCE AGREEMENT

THIS MARKETING ALLIANCE AGREEMENT (the "Agreement"), is made and entered into as of February 10, 2000 (the "Effective Date"), by and between Corio, Inc. ("AP"), a Delaware corporation, and SAP America, Inc. ("SAP"), a Delaware corporation.

                                   WITNESSETH

        WHEREAS, AP and SAP desire to develop, market, sell and deliver SAP's application software products and AP's systems management services together as a combined service offering to prospective customers (more further defined herein as the "Alliance Offering"); and

        WHEREAS, AP and SAP desire to define the respective rights, duties and obligations of the parties with respect to the development and delivery of the Alliance Offering that are more fully described herein; and

        NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereby agree as follows:

                   ARTICLE I. DEFINITION AND SCOPE OF OFFERING

1.1 GENERAL. The Alliance Offering consists of (i) SAP offering a SAP R/3 and SAP On-Line Store software application (the "SAP Software") and (ii) AP providing the hardware location at which the SAP Software would be run and AP's "CORIO HOSTED SOLUTION FOR SAP R/3 AND SAP ONLINE STORE" (collectively "AP Services"). As a result, AP and SAP will be offering to certain companies a SAP Software environment (the "SAP Environment") as a "hosted application" service. SAP will license the SAP Software pursuant to a mutually agreeable SAP End User Agreement. The AP Services will be made available pursuant to a mutually agreeable AP End User Agreement which may include the delivery and support of other third party products. This Agreement is in effect only for the delivery of the Alliance Offering, to the extent presently defined in this Agreement, to only those companies which are located in [*] and their parent company's global headquarters, if any, located within [*]. The roles and activities of each party are more fully described herein. In the event AP requests that the Alliance Offering be extended into [*], SAP shall use reasonable efforts to assist AP and the respective SAP sister company to execute an agreement which is substantially the same as this Agreement. AP acknowledges that SAP America does not have distribution rights in these countries and does not have the authority to execute agreements in the name of such sister companies and, further, that the decision to extend the Alliance Offering into these countries is solely that of the respective SAP sister company.

                        ARTICLE II. TERM AND TERMINATION

2.1 TERM. This Agreement shall commence as of the Effective Date and will continue for a period of three (3) years from the Effective Date unless otherwise terminated in accordance with this Section. This Agreement may be extended by mutual agreement of the parties for successive one year periods.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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2.2     TERMINATION FOR CAUSE. If either party materially defaults in the performance of any of its duties or obligations under this Agreement, which default is not cured within 60 days after written notice is given to the defaulting party specifying such default or, with respect to those defaults that cannot reasonably be cured within 60 days, should the defaulting party fail to proceed within 60 days to commence curing the default and thereafter to proceed with reasonable diligence to cure the default, the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement as of the date of receipt by the defaulting party of such notice or as of a future date specified in such notice of termination. Notwithstanding the above, material breaches as related to the disclosure of a party's proprietary information shall give rise to a right to terminate for cause if such default is not cured within 30 days after written notice is given to the defaulting party specifying such default.

2.3 TERMINATION FOR BANKRUPTCY AND RELATED EVENTS. Subject to Title 11, United States Code, if either party becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party may, by giving written notice thereof to such party, terminate this Agreement as of a date specified in such notice of termination.

2.4     INTENTIONALLY BLANK.

2.5 RIGHTS AND OBLIGATIONS FOR EXPIRATION OF THIS AGREEMENT. Upon expiration of this Agreement, the parties agree to the following:

        (A) OUTSTANDING END USER AGREEMENTS. When one or more End User Agreements are outstanding there shall be a three year wind-down period whereby the terms of this Agreement, other than as specified in sections (b) and (c) below, will remain in full force and effect solely for purposes of allowing the Customers which are subject to current End User Agreements to receive the Integrated Customer Services set forth in Section 4.10. This Agreement shall terminate 3 years from the date of notice of termination pursuant to the mutual agreement of the parties or expiration. In the event AP desires to continue to provide hosted application services to any current End Users of AP and SAP under contract pursuant to this Agreement (hereinafter "Customers") once the terms and conditions of this Agreement are no longer in effect, AP and SAP shall execute the non-disclosure agreement in the form of Exhibit 1 listing those Customers.

        (B) OUTSTANDING SALES LEADS. The parties agree to cease any joint marketing and selling of the Alliance Offering either directly or through any indirect sales channel(s) immediately. AP will not be permitted to offer the services described in Section 4.10 to any prospect or non-Customers. The parties may continue to market and sell their respective products and services separately.

        (C) NEW BUSINESS. Any End User Agreements executed prior to such termination notification date or expiration date will be considered an outstanding End User

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                Agreement under Section 2.5(a) herein. For those companies which are subject to an SAP End User Agreement only and become customers of AP and who desire the AP Services after such termination or expiration, AP and such customer must execute a standard Outsource Nondisclosure Agreement (attached hereto as
                Exhibit 2) in order to continue to provide AP Services to such customers, and AP will not be permitted to provide the services described in Section 4.10.

2.6     RIGHTS AND OBLIGATIONS FOR TERMINATION OF THIS AGREEMENT FOR CAUSE.

        (A) In the event that either party terminates this Agreement pursuant to Section 2.2, this Agreement shall terminate immediately after the cure period and the parties agree to the following:

                (I) OUTSTANDING END USER AGREEMENTS. The services described in Section 4.10 will be discontinued under all AP End User Agreements as of the effective date of termination of this Agreement. In the event AP desires to continue to provide hosted application services to any Customers under contract pursuant to this Agreement once the terms and conditions of this Agreement are no longer in effect, AP and SAP shall execute the non-disclosure agreement in the form of Exhibit 1 listing those Customers which will continue to receive such services. Notwithstanding the foregoing, in the event the termination of this Agreement was the result of an AP breach then, SAP shall be entitled to require additional terms and conditions be added to the non-disclosure agreement to provide additional, reasonable safeguards to SAP considering the nature and severity of the breach.

                (II) OUTSTANDING SALES LEADS. The parties agree to cease the joint marketing and selling of the Alliance Offering through the indirect sales channels(s) and its own internal sales channel. AP will not be permitted to offer the services described in Section 4.10 to prospects or non-Customers. The parties remain free to continue to market and sell their respective products and services separately.

        (B)     In the event that SAP terminates this Agreement pursuant to
                Section 2.2 due to AP's material violation of SAP's Proprietary Information, the parties agree that the provisions of 2.6(a) shall apply in addition to the following:

                (I) AP shall immediately cease Use of the SAP Proprietary Information and shall irretrievably delete the SAP Software, third-party database and documentation from all AP computer hardware, including CPU, application servers, terminals, workstations, and data files (to the extent permitted by law). Within thirty days after any such termination, AP shall deliver to SAP at AP's expense (adequately packaged and insured for safe delivery) or, at SAP's request, destroy all copies of the Proprietary Information in every form. AP further agrees to erase the SAP Software and documentation from any storage media. AP shall certify in writing to SAP that it has performed the foregoing. AP shall be solely liable to its Customers and shall hold SAP harmless as a result of having to comply with this Section 2.6(b)(i).

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                (II)    Prior to termination of this Agreement for AP's material
                        violation relating to SAP Proprietary Information, SAP will provide AP with an additional thirty days to cure such violation and avoid termination hereunder so long as AP acknowledges that SAP does not waive any rights to damages which have accrued or may continue to accrue by permitting continued Use during the attempted cure period and SAP shall remain entitled to all damages available pursuant to this Agreement for any breach of the Agreement.

2.7 RIGHTS AND OBLIGATIONS FOR TERMINATION OR EXPIRATION OF END-USER AGREEMENTS. Upon expiration or termination for any reason of any Customer's SAP End User Agreement, AP shall immediately cease Use of the SAP Proprietary Information and shall irretrievably delete the SAP Software, third-party database and documentation from all AP computer hardware, including CPU, application servers, terminals, workstations, and SAP data files (to the extent allowed by law and after having the opportunity to provide such SAP data files to the Customer) all as it relates to such Customer. Upon SAP's request, AP shall certify in writing to SAP that it has performed the foregoing.

                 ARTICLE III. GENERAL ROLES AND RESPONSIBILITIES

3.1 ALLIANCE GENERAL MANAGERS; ALLIANCE TEAM. SAP and AP will each assign a representative who will be the primary point of contact in dealing with the other under this Agreement and will have the authority to make decisions with respect to actions taken under this Agreement (the "Alliance General Managers"), provided however, that this Agreement may only be amended by authorized representatives of AP and SAP. AP and SAP will assign resources to develop required business plans and sales plans and will cooperate to meet any mutually determined target completion dates.

3.2 EXECUTIVE STEERING COMMITTEE. Each of SAP and AP will provide the other with the names of up to three members of its senior management staff (inclusive of the Alliance General Managers) who will serve on an executive steering committee ("Executive Steering Committee"). The Executive Steering Committee will be responsible for (a) generally overseeing the performance of each party's obligation under this Agreement, and (b) making, and providing continuity for making, strategic decisions regarding the Alliance Offering. The Executive Steering Committee will meet quarterly. Topics of these meetings may include the strategic objectives of the parties and long-range planning.

3.3 JOINT BRANDING AND ADVERTISING. It is the parties' intent to jointly brand the Alliance Offering and associated promotional, marketing, and advertising materials as jointly agreed upon by the Alliance General Managers and subject to each party's corporate approvals.

3.4 PROSPECTIVE CUSTOMER COMMUNICATIONS. All SAP and/or AP communications with any prospective Customers pertaining to the Alliance Offering (and any subsequent End User Agreements) will be in accordance with the Sales Plan and coordinated through the Alliance General Managers or their designees unless AP and SAP otherwise mutually agree in writing.

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3.5     EXPENSES. Each party shall bear its own respective costs, expenses, risks and liabilities arising out of performance hereunder, except where the parties agree in writing to share in such expenses.

3.6 INVESTMENT. If AP consummates a private placement of series D preferred stock (the "Financing") prior to consummation of its initial public offering of common stock pursuant to a registration statement on Form S-1 (the "IPO"), AP will permit SAP to participate in the Financing on terms substantially similar to those pursuant to which other participants participate and in an amount to be agreed upon by AP and SAP prior to consummation of the Financing. As consideration for the SAP's actual participation in the Financing, SAP agrees to develop, with AP, a joint strategic initiative to be agreed upon by the parties that will further the objectives of the Alliance. Except for the foregoing sentence, this section shall terminate at the earlier of the IPO and the termination of this Agreement.

3.7 COMPETITOR OWNERSHIP CHANGE. In the event an SAP competitor, where a competitor is defined as an entity which distributes software product(s) which compete with SAP software which currently includes SAP R/3, SAP B2B, SAP BW, SAP APO, SAP CRM, mySAP.com and SAP Knowledge Warehouse, obtains direct or indirect ownership, or control of, [*] or more of the equity of Corio or an SAP competitor's employee or officer becomes a member of the Corio board of directors, SAP shall have the right to terminate this agreement upon sixty days prior written notice to Corio. A termination pursuant to this provision shall be treated in the same manner as the expiration of the agreement as related to the section 2. transition period.

                  ARTICLE IV. DELIVERY OF THE ALLIANCE OFFERING

4.1 MARKETING, COMMUNICATION & PROMOTIONAL PLANS. The parties agree to jointly develop and execute marketing, communications, and promotional plans and/or policies that are compatible ("Marketing Plan"). Promotional activities will likely consist of direct telephone and mail marketing, direct print advertising in trade journals, Internet advertising, public and media relations, third party industry analyst briefings and relations, and select trade conference joint activities. The parties agree to appoint a "Marketing Lead" representative, who reports to the Alliance General Manager for purposes of Alliance activities, who will be the primary point of contact in dealing with the other under this paragraph and will have the authority to make decisions with respect to actions taken under this paragraph. Any changes made to these plans must be approved in writing by the Alliance General Managers. These plans will be reviewed at the Executive Steering Committee meetings.

4.2 SAP END USER AGREEMENT. SAP will create its own end user agreement (the "SAP End User Agreement") and will utilize the SAP End User Agreement to contract directly with Customers for the SAP Software used in the Alliance Offering and related software support services. SAP will license the SAP software to Customers on a "per user/per month" basis as its primary pricing structure. SAP may, at its own discretion, offer paid-up licenses and/or the ability to accelerate monthly payments as an option.

4.3 AP END USER AGREEMENT. AP will create its own end user agreement (the "AP End User Agreement") and will utilize the AP End User Agreement to contract directly with Customers for the provision of the AP Services on a "per user/per month" basis as its primary pricing structure. Configuration and implementation services may not be subject to the "per user/per month" pricing structure.

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.4     MODIFICATIONS TO END USER AGREEMENTS. The SAP and AP End User Agreements
        attached hereto as Attachments A and B respectively have been jointly agreed upon as of the Effective Date. Unless otherwise agreed, any party making a change to its End User Agreement (other than changes that correct errors in grammar, typos, and format or changes made for a specific customer which do not impact the offering of the other party or otherwise materially change the Alliance Offering) must give the other party notice of such change and any objection to such change must be provided to the other party in writing within 10 business days from the receipt of such notification. Objections will be addressed by the Alliance General Managers and the Executive Steering Committee as appropriate. In the event of any change to a party's standard End User Agreement, such party will promptly provide an updated version of its End User Agreement to the other party. Neither party may bind or impose any liabilities, obligations, responsibilities or conditions on the other party in any way under their respective End User Agreement.

4.5 PERFORMANCE. SAP and AP will each execute their own respective End User Agreements with each Customer and will be responsible for their own performance under each End User Agreement.

4.6 CERTIFIED BUSINESS SOLUTION PARTNER AGREEMENTS. In the event the Alliance Offering is extended to prospects with annual revenues less than [*], the parties agree that the Alliance Offering will be marketed via the SAP Certified Business Solution Partners ("CBS Partners"). The SAP Certified Business Solution Partners who elect to participate as the primary sales channel of the Alliance Offering, as described in Section 4.9(a), will execute an agreement between themselves and SAP and a separate agreement between themselves and AP which will govern any such sale of the Alliance Offering (the "Certified Business Solution Partner Agreement"). The parties agree that their respective Certified Business Solution Partner Agreements will contain at a minimum the compensation models and sales targets related to that Certified Business Solution Partner for the Alliance Offering and will provide such compensation models and sales targets to the other party. Each party will be solely responsible for all payments due to the Certified Business Solution Partners under their respective Certified Business Solution Partner Agreements.

4.7 SALES PLAN. AP and SAP agree to jointly develop a sales plan that will more definitively define the roles and responsibilities pertaining to any sale of the Alliance Offering (the "Sales Plan"). Such Sales Plan shall allocate the responsibility between the parties to provide lead qualification and tracking and shall specify the conditions, manner and amount of compensation to be paid by each party in the event that a Customer is signed up which was, at that time, an active sales prospect of SAP, AP or SAP Certified Business Solutions Partner as defined in the Sales Plan. Any changes made to the Sales Plan must be approved in writing by the Alliance General Managers. The Sales Plan will be reviewed at the Executive Steering Committee meetings and updated periodically, such period to be specified in the Sales Plan.

4.8 SALES TARGETS. In accordance with the Sales Plan, the parties agree to establish joint sales volume targets, the channel sales model, and rules of engagement as mutually agreed upon in writing. The parties agree to assign professional staff (such as sales representatives, sales support representatives, or pre-sales technical representatives) who


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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        will have individual performance objectives and personal compensation metrics (commission or bonus plans) connected to the achievement of the sales targets.

4.9 ALLIANCE OFFERING SALES CHANNELS. AP and SAP mutually agree to make the Alliance Offering generally available through the following:

        (A) PRIMARY SALES CHANNEL. The primary sales channel for the Alliance Offering will be each parties' direct sales force. Each party may utilize third party sales agents and/or marketing representatives to fulfill some of their sales responsibilities after receiving the prior written consent of the other party. Such consent shall be not be unreasonably withheld and shall consider factors such as the sales agent's or marketing representative's ability to properly represent and demonstrate the offering from a technical, business and support perspective. A party may withhold consent if, in that party's sole determination, it believes that the use of such sales agent or marketing representative may result in a business conflict or is otherwise not in the best interest if the offering. All sales agents and marketing representatives must execute a confidentiality agreement acceptable to the parties. Use of the CBS Partners as sales agents and/or marketing representative shall not require the consent of the other party. AP and SAP will jointly establish requirements and a certification process for SAP Certified Business Solutions Partners who participate in the sale of the Alliance Offering. The parties agree that any such Certified Business Solutions Partner must execute a Certified Business Solutions Partner Agreement in order to be authorized to sell the Alliance Offering. Any such agreement entered into by the Certified Business Solutions Partner must include, among other items, a provision requiring the Certified Business Solutions Partner to comply with its sales targets. In the event that an SAP Certified Business Solutions Partner elects not to execute the SAP Certified Business Solutions Partner Agreement with SAP or fails to meet its Alliance Offering sales targets, SAP agrees to take reasonable steps to implement a plan to meet the sales targets in that specific Certified Business Solutions Partner's territory.

4.10 INTEGRATED CUSTOMER SUPPORT PLAN. The parties agree to share customer support knowledge, processes and tools in an effort to design, execute, and jointly manage a process whereby Alliance Offering Customer support requests may be shared or transferred from one party to the other in accordance with the following:

        (A) INTEGRATED CUSTOMER SUPPORT ENVIRONMENT PLAN. The parties agree that the Integrated Customer Support Environment ("Customer Support Plan") plan is to be jointly developed to meet the mutual service level requirements of the parties utilizing the support infrastructures of the Alliance Offering Customer, AP, SAP, and the Certified Business Solutions Partner.

        (B) CHANGE PROCESS. The parties acknowledge and agree that the procedures, processes, and technology used to implement the Integrated Customer Support Environment plan may change over time. Any changes to the Integrated Customer Support Environment plan shall be mutually agreed to by the Customer Support Leads. The Integrated Customer Support Environment plan may be reviewed at the Executive Steering Committee meetings as required.

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        (C)     CUSTOMER SUPPORT LEAD. Each party will designate a Customer
                Support Lead who will be the point of contact for Integrated Customer Support Environment related matters. The Integrated Customer Support Environment plan will identify each party's Customer Support Lead.

4.11 POST TERMINATION ACCESS. Upon the expiration or termination of this Agreement and the section 2.5(a) wind-down period, if any, or upon termination of this Agreement by AP due to SAP's material breach under section 2.6, AP access to the Software for the purpose of performing customer support shall arise pursuant to the SAP End User Agreement with a Customer and the executed Outsource Non-Disclosure Agreement to be executed by SAP and AP.

              ARTICLE V. CONFIDENTIALITY AND INTELLECTUAL PROPERTY

5.1     CONFIDENTIALITY.

        (A) DEFINITION OF PROPRIETARY INFORMATION. For purposes of this Agreement, "Proprietary Information" means (i) with respect to SAP, the software and documentation and any complete or partial copies thereof, the concepts, techniques, ideas and know-how embodied and expressed in any computer programs or modules included in the SAP software, including the structure, sequence, and organization of such programs or modules ("Program Concepts"), SAP licensors' third-party database, any other third-party software licensed with or as part of the SAP software, benchmark results, information contained in SAP's Customer Support systems (CSS, CSU, and OSS), customer support metrics and methodologies, customer list, marketing lead information, and any other information identified or reasonably identifiable as confidential and proprietary information of SAP, or its licensors ("SAP Proprietary Information"); (ii) with respect to AP, customer support metrics and methodologies, customer list, marketing lead information and information identified or reasonably identifiable as the confidential and proprietary information of AP ("AP Proprietary Information"); and provided that, any part of the SAP or AP Proprietary Information which: (a) is or becomes publicly available through no act or failure of the other party; or (b) was or is rightfully acquired by the other party from a source other than the disclosing party prior to receipt from the disclosing party; or (c) becomes independently available to the other party as a matter of right; or (d) already known to a party without an obligation of confidentiality; or (e) is independently developed without use of the other party's Proprietary Information; or (f) disclosed without similar restrictions by SAP to a third party; or (g) approved by the party for disclosure; or (h) is required to be disclosed pursuant to the requirement of a government agency or by operation of law subject to prior consultation with the disclosing party's legal counsel shall be excluded.

        (B) LIMITS OF DISCLOSURE. Neither party shall, without the other party's prior written consent, disclose, provide, or make available any of the Proprietary Information of the other party in any form to any person, except to bona fide employees, officers, directors, or consultants of such party whose access is necessary to enable such party to exercise its rights hereunder. Each party agrees that prior to disclosing any Proprietary Information of the other party to any consultant, it

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                will obtain from that consultant a written acknowledgment that such consultant will be bound by the same terms as specified in this Section 5 with respect to the Proprietary Information.

        (C) PROTECTIVE PRECAUTIONS. AP agrees to maintain a log of the number and location of all originals and copies of the SAP software which it comes into possession as related to the Alliance Offering. AP and SAP acknowledge that any disclosure to third parties of Proprietary Information may cause immediate and irreparable harm to the owner of the disclosed Proprietary Information; therefore, each party agrees to take all reasonable steps and the same protective precautions to protect the Proprietary Information from disclosure to third parties as with its own proprietary and confidential information.

5.2     CERTAIN DEFINITIONS.

        (A) "Extension" means an addition to the Software which does not require a Modification.

        (B) "Modification" means a change to the Software which changes the source code.

5.3     OWNERSHIP.

        (A) Each party will retain all rights it possessed prior to the Effective Date in any software, ideas, concepts, know-how, development tools, techniques or any other proprietary material or information that may be used by such party in connection with its role relating to the development or delivery of the Alliance Offering. All software that is licensed by a party from a third party vendor will be and remain the property of such vendor. Notwithstanding anything to the contrary in this Agreement, (I) AP (i) will retain all right, title and interest in and to all development tools, know-how, methodologies, processes, technologies or algorithms used in performing the AP Services which are based on trade secrets or proprietary information of AP or are otherwise owned or licensed by AP and developed without the assistance of SAP or are not based on SAP Proprietary Information, (ii) will be free to use the ideas, concepts and know-how which are developed by AP in the course of performing the AP Services and may be retained by AP's employees in intangible form so long such ideas, concepts or know-how are not based on SAP Proprietary Information, and (iii) will retain ownership of any AP-owned software or development tools that are used in the Alliance Offering and become embedded in any components of the Alliance Offering; and (II) SAP (i) will retain all right, title and interest in and to all development tools, know-how, methodologies, processes, technologies or algorithms used in performing the SAP services which are based on trade secrets or proprietary information of SAP or are otherwise owned or licensed by SAP and developed without the assistance of AP or are not based AP Proprietary Information,
                (ii) will be free to use the ideas, concepts and know-how which are developed by SAP in the course of performing the SAP services and may be retained by SAP employees in intangible form, and (iii) will retain ownership of any SAP-owned software or development tools that are used in the Alliance Offering and become embedded in any components of the Alliance Offering.

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        (B)     In the event AP without SAP's participation develops any
                Modification or Extension (hereinafter referred to as "AP Extension" or "AP Modification") to the SAP Software for an Alliance Offering Customer, AP agrees that ownership of such AP Extension or AP Modification shall be in accordance with the SAP End User Agreement with such Customer.

        (C) Unless otherwise agreed to in writing, in the event SAP develops either independently, or jointly with AP, any Modification or Extension to the SAP Software, such Modifications or Extensions will be the exclusive property of SAP and SAP AG, and AP will not grant, either expressly or impliedly, any rights, title, interest, or licenses to such Modifications or Extensions to any third party. AP shall be entitled to Use such Modifications and Extensions solely in support of Alliance Offering Customers as contemplated in this Agreement.

        (D) AP agrees that it will not modify any provided third-party software hereunder, unless expressly authorized in writing by such third-party vendor.

        (E) AP shall register all Modifications to the SAP Software, using OSS (Online Software Service), with SAP prior to making such Modifications.

        (F) AP agrees to: (i) keep and maintain adequate and current records of all Software Modifications (which records shall be made reasonably available to SAP); (ii) promptly disclose to SAP and provide copies to SAP of any Software Modifications in which SAP has ownership rights; and (iii) insert in all copies of the SAP Software as modified all copyright, trade secret, or other notices thereon or therein as SAP may from time to time direct.

        (G) No licenses will be deemed to have been granted by either party to any of its patents, trade secrets, trademarks or copyrights, except as otherwise expressly provided in this Agreement. Nothing in this Agreement will require AP or SAP to violate the proprietary rights of any third party in any software or otherwise. The furnishing of the Proprietary Information for the purposes set forth in this Agreement does not constitute the grant, option, license, sublicense, assignment, or other form of transfer to the other party of any rights, title or interest in or to such Proprietary Information. AP expressly warrants and represents on its behalf, and on behalf of its agents and employees, that no Modifications and Extensions for the licensed SAP Software will be performed without providing prior written notice to SAP. All Modifications and Extensions to the SAP Software shall be considered part of the SAP Software and SAP Proprietary Information for the purposes of this Agreement.

5.4 AP RIGHT TO ACCESS SAP SOFTWARE. SAP grants AP a right to use, load, execute, employ, utilize, store, and display ("Use") the SAP Software which is licensed to Alliance Offering Customers pursuant to an SAP End User Agreement at a designated AP location. AP agrees that it will Use such SAP Software solely for providing AP Services to such Customers. AP agrees that such Use is contingent upon the SAP End User Customer licensing the appropriate type and number of Users for AP's Use. AP will not Use the SAP Software to process its own business information or to provide processing or facilities management or other services to any other parties other than Alliance Offering Customers unless there is a separate agreement executed by AP for purposes other than the Alliance

        Offering. All SAP software Used by AP pursuant to this Agreement shall be protected from disclosure in accordance with the terms and conditions of this Agreement.

        AP shall be entitled to a reasonable number of copies of the SAP Software in various configurations (e.g. R/3 on NT with Oracle, R/3 on HP Unix with Informix) solely for non-productive Alliance Offering use such as demonstration purposes and preparation of Alliance Offering roll-out on these configurations. Such SAP Software shall be provided at no charge and AP agrees that it is responsible to secure all third party software and database licenses, if any, associated with the configurations. AP shall execute an SAP provided Appendix and Schedule for each copy of the Software licensed pursuant to this provision.

5.5 SURVIVAL OF ARTICLE V. The provisions of Sections 5.1, 5.2, 5.3, and 5.4 will survive the expiration or termination of this Agreement for any reason.

                     ARTICLE VI. INDEMNITIES AND LIABILITIES

6.1 NO REPRESENTATION REGARDING COMBINATION USE. SAP makes no representation with respect to the possibility of infringement by Combination Use of the SAP Software. The parties agree that SAP has no duty to investigate nor to warn AP of any such possibility. As used herein, Combination Use means Use of the SAP Software in conjunction with any of the following:
        (i) any software other than the SAP Software or (ii) any apparatus other than a Designated Unit (each individual computer in which the Software and Third-Party Database are installed), unless such Use is prescribed in the Documentation.

6.2     INTELLECTUAL PROPERTY INDEMNIFICATION.

        (A) Except for Combination Use, each party shall indemnify the other, up to the maximum amount described in Section 6.2(c), against all claims, liabilities, awards, and costs, including reasonable attorneys' fees reasonably incurred in the defense of any claim brought against a party by third parties alleging that the other party's software and documentation (other than third party software and documentation) infringes or misappropriates:
                (i) any United States patent; or (ii) a United States copyright; or (iii) trade secret rights, provided that, the party seeking indemnification promptly notifies the other party in writing of any such claim and the indemnitor is permitted to control fully the defense and any settlement of such claim. The indemnitee shall reasonably cooperate in the defense of such claim and may appear, at its own expense, through counsel. The indemnitor may, in its sole discretion, settle any such claim on a basis requiring indemnitor to substitute for the infringing software and documentation alternative substantially equivalent non-infringing programs and supporting documentation.

        (B) If software or documentation becomes the subject of a claim under this Section 6.2, or in the indemnitor's opinion is likely to become the subject of such a claim, then, in addition to defending the claim and paying any damages and attorneys' fees as required above in this Section 6.2, the indemnitor will either (A) replace or modify the software or confidential information to make it noninfringing or cure any claimed misuse of another's trade secret or (B) procure for the indemnitee the right to continue using the software or confidential information pursuant to this Agreement. Any costs associated with implementing either of the above alternatives will be borne by the indemnitor but will be subject to Section 6.2(c). If neither option is available to the indemnitor through the use of reasonable, diligent efforts, (x) the indemnitee will return such software or confidential information to the indemnitor and
                (y) if requested by the indemnitee in good faith, the parties will negotiate, pursuant to Section 7.2 but subject to Section 6.2(c), to reach a written agreement on what, if any, monetary damages (in addition to the indemnitor's obligation to defend the claim and pay any damages and attorneys' fees as required above in this Section 6.2) are reasonably owed by the indemnitor to the indemnitee as a result of the indemnitee no longer having use of such software or confidential information.

        (C) The maximum aggregate liability of the indemnifying party under the indemnity provided in this Section 6.2 shall be a sum equal to ten million dollars. If there should be more than one claim of infringement, the amount payable under such indemnity in respect of each claim shall be divided pro rata.

6.3 PROCEDURES TO COMMENCE INFRINGEMENT ACTIONS. The indemnifying party alone shall be responsible for taking such actions which it determines are reasonably necessary or desirable in its sole discretion in connection with any infringement or alleged infringement pursuant to
        6.2. The indemnitee shall not undertake any action in response to any infringement or alleged infringement without the prior written consent of the indemnitor, which consent shall not be unreasonably withheld. The indemnitee agrees to cooperate with and assist the indemnitor in taking whatever action (including consenting to being named as a party to any suit or other proceeding) which the indemnitor determines to be reasonably necessary or desirable.

6.4 SOLE REMEDY. THE PROVISIONS OF SECTION 6.2 AND 6.3 STATE THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER, TO SAP AG AND THEIR LICENSORS TO THE OTHER PARTY AND THE OTHER PARTY'S SOLE REMEDY WITH RESPECT TO THE INFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS.

6.5 UNAUTHORIZED USE INDEMNITY. AP shall indemnify SAP, and its licensors, against all third party claims, liabilities, and costs, including reasonable legal fees, reasonably incurred in the defense of any claim (other than for the infringement of intellectual property rights specified in Section 6.2 above), arising out of AP's unauthorized Use of the Software or third-party software, provided that, SAP promptly notifies AP in writing of such claim and that AP is permitted to control fully the defense and any settlement of the claim. Further, SAP agrees to cooperate with and assist AP in taking whatever action (including consenting to being named as a party to any suit or other proceeding) which the AP determines to be reasonably necessary or desirable.

6.6 LIMIT OF LIABILITY. Except for the infringement indemnity obligations set forth in Sections 6.2 and for damages resulting from a breach of
        Section 5, neither party will be liable to the other for an amount in excess of $5,000,000. FURTHER, EXCEPT FOR DAMAGES RESULTING FROM UNAUTHORIZED USE OR DISCLOSURE OF THE PROPIETARY INFORMATION, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY AMOUNTS FOR LOSS OF INCOME, PROFIT OR SAVINGS OR

        INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES IN ADVANCE, AND ALL SUCH DAMAGES ARE EXPRESSLY DISCLAIMED. NO CLAIM, DEMAND FOR MEDIATION OR ARBITRATION OR CAUSE OF ACTION WHICH AROSE OUT OF AN EVENT OR EVENTS WHICH OCCURRED MORE THAN TWO YEARS PRIOR TO THE FILING OF A DEMAND FOR MEDIATION OR ARBITRATION OR SUIT ALLEGING A CLAIM OR CAUSE OF ACTION MAY BE ASSERTED BY EITHER PARTY AGAINST THE OTHER.

6.7 END USER AGREEMENT: CERTIFIED BUSINESS SOLUTION PARTNER AGREEMENTS INDEMNIFICATION. Subject to Section 6.6, each party shall indemnify the other against all claims, liabilities, awards, and costs, including reasonable attorneys' fees, reasonably incurred in the defense of any claim brought against a party (the party seeking indemnification) by end user customers and/or third parties relating to the indemnifying party's End User Agreement (as contemplated in Sections 4.2 and 4.3) or Certified Business Solution Partner Agreements (as contemplated in
        Section 4.6), provided that, the party seeking indemnification promptly notifies the other party in writing of any such claim and the indemnifying party is permitted to control fully the defense and any settlement of such claim. The party seeking indemnification shall reasonably cooperate in the defense of such claim and may appear, at its own expense, through counsel.

6.8 SURVIVAL OF ARTICLE VI. The provision of this Article VI will survive the expiration or termination of this Agreement for any reason.

                           ARTICLE VII. MISCELLANEOUS

7.1     ASSIGNMENT: SUBCONTRACTING.

        (A) ASSIGNMENT. Neither party shall assign or in any manner transfer any obligation assumed or contemplated by this Agreement without the prior written consent of the other party to this Agreement, the granting of which shall not be unreasonably withheld; provided, that a change of control or acquisition of a party shall be considered an assignment for the purposes of this
                Section 7.1. Notwithstanding the foregoing, consent to the assignment to a competitor can be withheld for any reason.

        (B)     SUBCONTRACTING. Notwithstanding the forgoing and subject to
                Section 4.9(a), each party shall be reasonably permitted to subcontract its services in the performance of its obligations hereunder so long as all or substantially all of a core obligation is not subcontracted.

7.2. MEDIATION: ARBITRATION. Any dispute, controversy or claim arising under, out of, in connection with or in relation to this Agreement, or the breach, termination, validity or enforceability of any provision hereof (a "Dispute"), if not resolved informally through negotiation between the parties, will be submitted to non-binding mediation. The parties will mutually determine who the mediator will be from a list of mediators obtained from the American Arbitration Association office located in the city determined as set forth below in this Section 7.2 (the "AAA"). If the parties are unable to agree on the mediator, the mediator will be selected by the AAA. If any Dispute is not resolved through mediation, it will be resolved by final and binding arbitration conducted in accordance with and subject to the Commercial Arbitration Rules of the AAA then applicable. One arbitrator will be selected in accordance with such rules, and the arbitrators will allow such discovery as is appropriate, consistent with the purposes of arbitration in accomplishing fair, speedy and cost effective resolution of disputes. The arbitrator will reference the rules of evidence of the Federal Rules of Civil Procedure then in effect in setting the scope of discovery. Judgment upon the award rendered in any such arbitration may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of such jurisdiction may require or allow. Any negotiation, mediation or arbitration conducted pursuant to this Section 7.2 will take place in Palo Alto, California, if initiated by SAP, and in Philadelphia, Pa, if initiated by AP. Other than those matters involving injunctive relief, claims relating to the ownership or title to intellectual property rights in the Proprietary Information or any action necessary to enforce the award of the arbitrator, the parties agree that the provisions of this Section 7.2 are a complete defense to any suit, action or other proceeding instituted in any court or before any administrative tribunal with respect to any Dispute or the performance of the AP Services by AP. Nothing in this Section 7.2 prevents the parties from exercising their right to terminate this Agreement in accordance with Article II.

7.3 RIGHT TO ENGAGE IN OTHER ACTIVITIES. This Agreement relates exclusively to the development, marketing, sales and delivery efforts of the Alliance Offering. In no way does this Agreement (i) constitute an understanding in regard to other programs or business activities of either party, (ii) constitute an understanding as to any other procurements by one party from the other, nor (iii) prevent either party from engaging in similar activities with other companies.

7.4 RELATIONSHIP. Nothing in this Agreement shall be deemed to constitute, create, give effect to, or otherwise recognize a joint venture, partnership, pooling arrangement, formal business entity or any type of permanent arrangement, and the employees of one party shall not be deemed employees of the other. SAP and AP shall be acting in their respective capacities as independent contractors and under no circumstances will either party be deemed to be in any relationship with the other carrying with it fiduciary or trust responsibilities, whether through partnership or otherwise, and neither party undertakes by this Agreement or otherwise to perform any obligation of the other party, whether regulatory or contractual, or to assume any responsibility for the other party's business or operations. Each party has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by it hereunder. Nothing in this Agreement shall grant to either party the right to make commitments of any kind for or on behalf of the other party without the prior written consent of the other party.

7.5 MEDIA RELEASES: ADVERTISING. All media releases, public announcements and public disclosures by SAP or AP relating to this Agreement or its subject matter, including, without limitation, promotional or marketing material (but not including any announcement intended solely for internal distribution at SAP or AP, as the case may be, or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of SAP or AP, as the case may be) shall be coordinated and jointly agreed upon by the Alliance General Managers (subject to both company's corporate approvals) prior to the release thereof.

7.6 AUDIT RIGHT. During normal business hours and at any time during which the SAP Software, documentation, third-party software, or other SAP Proprietary Information are being utilized, SAP or its authorized representative or licensors, shall have the right upon reasonable advance notice to audit and inspect AP's utilization of such items, in order to verify compliance with the terms of this Agreement. Such inspection right shall occur no more frequently than once per year unless the results of an inspection reveal non-compliance with the license in which case SAP shall be permitted re-audit within any year. Upon SAP's reasonable request, AP shall deliver to SAP a report, as defined by SAP, evidencing AP's and Customers' usage of the Software licensed pursuant to the SAP end User Agreement

7.7 EXCUSED PERFORMANCE. Each party shall be excused from performance hereunder (other than performance of obligations to make payment, if any) for any period and to the extent that it is prevented from performing pursuant hereto, in whole or in part, as a result of delays caused by the other or third parties or an act of God, war, civil disturbance, court order, labor dispute, or other cause beyond its reasonable control, including failures or fluctuations in electrical power, heat, light, air conditioning or telecommunications equipment, and such nonperformance shall not be a default hereunder or a ground for termination hereof.

7.8 NOTICES. All notices under this Agreement will be in writing and will be deemed to have been duly given if delivered personally or by a nationally recognized courier service, faxed or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties at the addresses set forth below. All notices under this Agreement that are addressed as provided in this Section 7.8, (a) if delivered personally or by a nationally recognized courier service, will be deemed given upon delivery, (b) if delivered by facsimile, will be deemed given when confirmed and (c) if delivered by mail in the manner described above, will be deemed given on the fifth business day after the day it is deposited in a regular depository of the United States mail. Either party may change its address or designee for notification purposes by giving notice to the other of the new address or designee and the date upon which such change will become effective.

        In the case of AP:                     In the case of SAP:

        -------------------------------        -------------------------------
        AP Alliance General Manager            SAP Alliance General Manager

        (Address)                              (Address)

        -------------------------------        -------------------------------

        -------------------------------        -------------------------------

7.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

7.10 ENTIRE AGREEMENT. This Agreement, including any Schedules or Exhibits referred to herein and attached hereto, each of which is incorporated in this Agreement for all purposes, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and there are no representations, understandings or agreements relating to this Agreement which are not fully expressed herein. No amendment, modification, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the party against which such amendment, modification, waiver or discharge is sought to be enforced.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.


CORIO, INC.                                    SAP AMERICA, INC.

/s/ Signature Illegible                        /s/ Signature Illegible

BY:                                            BY:

NAME: LAURENT PACALIN                          NAME: ERIC RUBINO
      -------------------------                       -------------------------

TITLE: VP Business Development                 TITLE: COO
      -------------------------                       -------------------------

                                    EXHIBIT 1

                            CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement ("Agreement") made this ____th day of ______, 20___ between SAP America, Inc. having its principal place of business at 3999 West Chester Pike, Newtown Square, Pennsylvania 19073 (hereinafter referred to as "SAP"), and ________________, having its principal place of business at ________________________ (hereinafter referred to as "AP").

WHEREAS, SAP is in the business of providing proprietary software, documentation, and related services to its Customers;

WHEREAS, pursuant to the Marketing Alliance Agreement dated ________ __, 200___, between SAP and AP (Marketing Agreement"), SAP and AP have jointly developed a customer base (Customers) for which SAP has licensed its Software, Documentation and other Proprietary Information to Company for Use in its business operations and AP has provided hosted application services (the list of permissibly Customers are listed on Exhibit A, attached hereto);

WHEREAS, Customers have engaged AP to perform certain facilities and/or information systems management services as set forth in the Agreements between AP and Customers ("Services") that will require AP to access to the Software; and

WHEREAS, the Marketing Agreement has been terminated and Customers continue to want to receive hosted application services from AP;

WHEREAS, SAP and/or Customers will disclose to AP the Software, whether in source or object code, including unique concepts or techniques embodied therein, Documentation, any Third-Party Database or Third-Party Software sublicensed from SAP, and any other Proprietary Information for the sole purpose of allowing AP to provide the Services to Company;

NOW THEREFORE, in consideration of disclosure to AP of such Proprietary Information, and intending to be legally bound, the parties agree as follows:

1.      Permissible Users.

        AP agrees that it will Use the Proprietary Information solely for providing the Services to Customers. AP shall be permitted to use, load, execute, employ, utilize, store, and display ("Use") the SAP Software which is licensed to a Customers listed on Exhibit A pursuant to an SAP End User Agreement at a designated AP location. AP agrees that such Use is contingent upon the SAP End User Customer licensing the appropriate type and number of Users for AP's Use. AP will not Use the SAP Software to process its own business information or to provide processing or facilities management or other services to any other parties other than Customers listed on Exhibit A unless there is a separate agreement executed by AP for such purposes.

2.      SAP Proprietary Information.

        (a) AP acknowledges SAP's assertion that ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright, and trade secret rights, in the Proprietary Information are and shall remain in SAP and SAP AG and their respective licensors. AP acquires only the right to use the Proprietary Information under the terms and conditions of this Agreement and does not acquire any ownership rights or title in or to the Proprietary Information and that of their respective licensors.

        (b) SAP agrees that no restrictions are made upon AP with respect to any Proprietary Information that: (a) is already rightfully possessed by AP without obligation of confidentiality; or (b) is developed independently by AP without breach of this Agreement; or (c) is rightfully received by AP from a third party without obligation of Confidentiality; or (d) is, or becomes, publicly available without breach of this Agreement.

        (c) AP shall not remove any proprietary, copyright, trademark, or service mark legend from the Software, Documentation or other provided Proprietary Information.

        (d) AP shall maintain a log of the number and location of all originals and copies of the Software. The inclusion of a copyright notice on any portion of the Software or Documentation shall not cause or be construed to cause it to be a published work.

3.      Protection of Proprietary Information.

        (a) AP agrees that it will not disclose, provide, or make available any of the Proprietary Information in any form to any person, except to bona fide employees, officers, or directors whose access is necessary to enable AP to exercise its rights hereunder, without the SAP's prior written consent.

        (b) AP shall not copy, translate, disassemble, or decompile, nor create or attempt to create the source code from the object code of the Software licensed hereunder or use it to create a derivative work, unless authorized in writing by SAP.

        (c) AP acknowledges that any disclosure to third parties of Proprietary Information may cause immediate and irreparable harm to SAP, therefore, AP agrees to take the same protective precautions to protect the Proprietary Information from disclosure to third parties as it takes with its own proprietary and Proprietary information of a similar nature.

4.      Duties Upon Termination.

        Upon any termination of the License Agreement between a Customer and SAP or the agreement for the Services between a Customer and AP, AP shall immediately cease Use of the Proprietary Information and shall irretrievably delete the Software, Third-Party Database and Documentation from all AP computer hardware, including CPU, application servers, terminals, workstations, and data files with respect to that Customer. Within thirty days after any termination, AP shall deliver to SAP at AP's expense (adequately packaged and insured for safe delivery) or, at SAP's request, destroy all copies of the Proprietary Information in every form. AP further agrees to erase the Software and Documentation from any storage media. AP shall certify in writing to SAP that it has performed the foregoing. Upon termination of this Agreement, AP shall perform the above duties in regards to all Customers.

5.      No Rights Transferred.

        The furnishing of the Proprietary Information for the limited purposes set forth herein does not constitute the grant, option, license, sublicense, assignment, or other form of transfer to AP of any rights, title or interest in or to such Proprietary Information.

6.      Indemnification.

        (a) AP agrees to indemnify and defend SAP, its parent, affiliates, its and their officers, directors and employees, from and against any and all loss, claim or damage, including attorney's fees and costs, which SAP may suffer, that arise from or are in any way connected with AP's provision of the Services to Company or breach of AP's obligations hereunder provided that, SAP promptly notifies AP in writing of any third party claim and that AP is permitted to control fully the defense and any settlement of the third party claim. Further, SAP agrees to cooperate with and assist AP in taking whatever action (including consenting to being named as a party to any suit or other proceeding) which the AP determines to be reasonably necessary or desirable.

        (b) ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, UNDER NO CIRCUMSTANCES SHALL SAP BE LIABLE TO AP, COMPANY OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES. THE FOREGOING LIMITATIONS OF LIABILITY DOES NOT APPLY TO PERSONAL INJURY OR DEATH CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SAP.

7.      Assignment.

        AP shall not assign or in any manner transfer any obligation assumed or contemplated by this Agreement without the prior written consent of SAP, the granting of which shall not be unreasonably withheld; provided, that a change of control or acquisition of a party shall be considered an assignment for the purposes of this Section 7. Notwithstanding the foregoing, consent to the assignment to a competitor of SAP can be withheld for any reason.

8.      Miscellaneous.

        (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors assigns.

        (b) The provisions of this Agreement, together with any agreements incorporated or referred to herein, shall (i) with regard to the subject matter hereof, supersede all prior agreements and negotiations, and (ii) be modified only by a written agreement.

        (c) In the event that any provision of this Agreement shall, for any reason, be determined to be invalid, illegal, or unenforceable in any respect, the parties hereto shall negotiate in good faith and agree to such amendments, modifications, or supplements of or to this Agreement or such other appropriate actions as shall, to the maximum extent practicable in light of such determination, implement and give effect to the intentions of the parties as reflected herein, and the other provisions of this Agreement shall, as so amended, modified, or supplemented, or otherwise affected by such action, remain in full force and effect.

        (d) This Agreement shall be governed by and construed under the Commonwealth of Pennsylvania law without reference to its conflicts of law principles.

This Agreement shall be in effect beginning on the date first above written and shall continue in effect until otherwise agreed upon by the parties in writing.

IN WITNESS HEREOF, and intending to be legally bound, the parties have executed this Agreement on the date and year first written above.

SAP AMERICA, INC.                                         Corio Inc (AP)


By:                                        By:    /s/ Signature Illegible
   ------------------------------              ---------------------------

Title:                                     Title: VP Business ??.
      ---------------------------                -------------------------

Date:                                      Date: 2/14/00
      ---------------------------              ---------------------------

                                    EXHIBIT 2

                            CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement ("Agreement") made this ____th day of____, 200__ between SAP America, Inc. having its principal place of business at 3999 West Chester Pike, Newtown Square, Pennsylvania 19073 (hereinafter referred to as "SAP"), _____________________, having its principal place of business at _________________ (hereinafter referred to as "AP") and ______________________, having its principal place of business at _________________, hereinafter referred to as ("Company").

All terms as set forth in the SAP America, Inc. R/3 End-User Value License Agreement ("License Agreement") and referred to herein, shall have the same meaning as set forth in the License Agreement unless otherwise modified herein.

WHEREAS, SAP is in the business of providing proprietary software, documentation, and related services to its Customers;

WHEREAS, Pursuant to the License Agreement dated _____ __, 200__, between SAP and Company, SAP has licensed its Software, Documentation and other Proprietary Information to Company for Use in its business operations;

WHEREAS, Company has engaged AP to perform certain facilities and/or information systems management services as set forth in the ____________________ Agreement between AP and Company dated ______________ ("Services") that will require AP to have access to the Software; and

WHEREAS, SAP and/or Company will disclose to AP the Software, whether in source or object code, including unique concepts or techniques embodied therein, Documentation, any Third-Party Database or Third-Party Software sublicensed from SAP, and any other Proprietary Information for the sole purpose of allowing AP to provide the Services to Company;

NOW THEREFORE, in consideration of disclosure to AP of such Proprietary Information, and intending to be legally bound, the parties agree as follows:

1.      Permissible Users.

        AP agrees that it will Use the Proprietary Information solely for providing the Services to Company. AP shall be permitted to use, load, execute, employ, utilize, store, and display ("Use") the SAP Software which is licensed to Company pursuant to an SAP End User Agreement listed at a designated AP location. AP agrees that such Use is contingent upon Company licensing the appropriate type and number of Users for AP's Use. AP will not Use the SAP Software to process its own business information or to provide processing or facilities management or other services to any other parties other than Company unless there is a separate agreement executed by AP for such purposes.

2.      SAP Proprietary Information.

        (a) AP acknowledges SAP's assertion that ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright, and trade secret rights, in the Proprietary Information are and shall remain in SAP and SAP AG and their respective licensors. AP acquires only the right to use the Proprietary Information under the terms and conditions of this Agreement and does not acquire any ownership rights or title in or to the Proprietary Information and that of their respective licensors.

        (b) SAP agrees that no restrictions are made upon AP with respect to any Proprietary Information that: (a) is already rightfully possessed by AP without obligation of confidentiality; or (b) is developed independently by AP without breach of this Agreement; or (c) is rightfully received by AP from a third party without obligation of Confidentiality; or (d) is, or becomes, publicly available without breach of this Agreement.

        (c) AP shall not remove any proprietary, copyright, trademark, or service mark legend from the Software, Documentation or other provided Proprietary Information.

        (d) AP shall maintain a log of the number and location of all originals and copies of the Software. The inclusion of a copyright notice on any portion of the Software or Documentation shall not cause or be construed to cause it to be a published work.

3.      Protection of Proprietary Information.

        (a) AP agrees that it will not disclose, provide, or make available any of the Proprietary Information in any form to any person, except to bona fide employees, officers, or directors whose access is necessary to enable AP to exercise its rights hereunder, without the SAP's prior written consent.

        (b) AP shall not copy, translate, disassemble, or decompile, nor create or attempt to create the source code from the object code of the Software licensed hereunder or use it to create a derivative work, unless authorized in writing by SAP.

        (c) AP acknowledges that any disclosure to third parties of Proprietary Information may cause immediate and irreparable harm to SAP, therefore, AP agrees to take the same protective precautions to protect the Proprietary Information from disclosure to third parties as it takes with its own proprietary and Proprietary information of a similar nature.

4.      Duties Upon Termination.

        Upon any termination of the License Agreement of the Services hereunder, AP shall immediately cease Use of the Proprietary Information and shall irretrievably delete the Software, Third-Party Database and Documentation from all AP computer hardware, including CPU, application servers, terminals, workstations, and data files. Within thirty days after any termination, AP shall deliver to SAP at AP's expense (adequately packaged and insured for safe delivery) or, at SAP's request, destroy all copies of the Proprietary Information in every form. AP further agrees to erase the Software and Documentation from any storage media. AP shall certify in writing to SAP that it has performed the foregoing.

5.      No Rights Transferred.

        The furnishing of the Proprietary Information for the limited purposes set forth herein does not constitute the grant, option, license, sublicense, assignment, or other form of transfer to AP of any rights, title or interest in or to such Proprietary Information.

6.      Modifications and Extensions.

        AP, under the terms of this Agreement, expressly warrants and represents on its behalf, and on behalf of its agents and employees, that no Modifications or Extensions for the licensed Software will be performed without providing prior written notice to SAP. All Modifications and Extensions to the Software owned by SAP shall be considered part of the Software for purposes of this Agreement.

7.      Indemnification.

        (a) AP agrees to indemnify and defend SAP, its parent, affiliates, its and their officers, directors and employees, from and against any and all loss, claim or damage, including attorney's fees and costs, which SAP may suffer, that arise from or are in any way connected with AP's provision of the Services to Company or breach of AP's obligations hereunder provided that, SAP promptly notifies AP in writing of any third party claim and that AP is permitted to control fully the defense and any settlement of the third party claim. Further, SAP agrees to cooperate with and assist AP in taking whatever action (including consenting to being named as a party to any suit or other proceeding) which the AP determines to be reasonably necessary or desirable.

        (b) ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, UNDER NO CIRCUMSTANCES SHALL SAP BE LIABLE TO AP, COMPANY OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES. THE FOREGOING LIMITATIONS OF LIABILITY DOES NOT APPLY TO PERSONAL INJURY OR DEATH CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SAP.

8.      Assignment.

        AP shall not assign or in any manner transfer any obligation assumed or contemplated by this Agreement without the prior written consent of SAP, the granting of which shall not be unreasonably withheld; provided, that a change of control or acquisition of a party shall be considered an assignment for the purposes of this Section 8. Notwithstanding the foregoing, consent to the assignment to a competitor of SAP can be withheld for any reason.

9.      Miscellaneous.

        (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors assigns.

        (b) The provisions of this Agreement, together with any agreements incorporated or referred to herein, shall (i) with regard to the subject matter hereof, supersede all prior agreements and negotiations, and (ii) be modified only by a written agreement.

        (c) In the event that any provision of this Agreement shall, for any reason, be determined to be invalid, illegal, or unenforceable in any respect, the parties hereto shall negotiate in good faith and agree to such amendments, modifications, or supplements of or to this Agreement or such other appropriate actions as shall, to the maximum extent practicable in light of such determination, implement and give effect to the intentions of the parties as reflected herein, and the other provisions of this Agreement shall, as so amended, modified, or supplemented, or otherwise affected by such action, remain in full force and effect.

        (d) This Agreement shall be governed by and construed under the Commonwealth of Pennsylvania law without reference to its conflicts of law principles.

This Agreement shall be in effect beginning on the date first above written and shall continue in effect until otherwise agreed upon by the parties in writing.

IN WITNESS HEREOF, and intending to be legally bound, the parties have executed this Agreement on the date and year first written above.

SAP AMERICA, INC.                                                (AP)
                                             --------------------

By:                                          By:
    -------------------------------              -----------------------

Title:                                       Title:
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Date:                                        Date:
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                     (Company)
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By:
    ------------------------

Title:
       ---------------------

Date:
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